UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2007

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       0-16132                22-2711928
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

         86 Morris Avenue, Summit, New Jersey                     07901
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

              On January 8, 2007, Celgene Corporation announced the election of James J. Loughlin to the Company's Board of Directors effective January 7, 2007. Mr. Loughlin is an experienced corporate director with a distinguished 40-year career with KPMG LLP, one of the world's leading professional accounting and business consulting firms. Mr. Loughlin started his career at KPMG LLP in 1964 and reached National Director of the Pharmaceuticals Practice, one of the highest levels of corporate management and governance within the Practice. Mr. Loughlin served a five-year term as member of the Board of Directors of KPMG LLP. Mr. Loughlin will serve as a member of the Audit Committee of the Celgene Board of Directors.

              As a Board member, Mr. Loughlin will receive an annual fee of $30,000 and $2,500 for each Board Meeting attended in person or $500 for each Board Meeting attended telephonically. In addition, Mr. Loughlin will receive $4,000 annually as a member of the Audit Committee. Under the 1995 Non-Employee Directors' Incentive Plan, Mr. Loughlin will be granted a non-qualified option to purchase 20,000 shares of the Company's common stock, which vest in four equal annual installments commencing on the first anniversary of the date of grant. Under the 1995 Non-Employee Directors' Incentive Plan, Mr. Loughlin will also be eligible to receive quarterly grants of 3,750 options aggregating 15,000 options annually, which vest one year from the date of grant.

              Attached hereto and incorporated herein by reference as Exhibit
              99.1 is the Press Release announcing such action.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibit 99.1 Press Release dated January 8, 2007 announcing the election of James J. Loughlin to the Company's Board of Directors.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CELGENE CORPORATION


Date:  January 10, 2007                By:   /s/ David W. Gryska
                                       --------------------------------------
                                             Name:  David W. Gryska
                                             Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99.1 Press Release dated January 8, 2007 announcing the election of James J. Loughlin to the Company's Board of Directors.